EXHIBIT 10.2

Note: Certain material has been omitted from this Fourth Amendment to Prime Vendor Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. [*****] indicates omitted material. The omitted material has been filed separately with the Securities and Exchange Commission.

FOURTH AMENDMENT TO

PRIME VENDOR AGREEMENT

FOURTH AMENDMENT, dated as of May 1, 2011 (“Fourth Amendment”) to the PRIME VENDOR AGREEMENT made as of July 1, 2009, as amended as of March 2010, June 1, 2010 and August 1, 2010 (the “Existing PVA”), between AmerisourceBergen Drug Corporation (“ABDC”), on the one hand, and Bioscrip, Inc., BioScrip Infusion Services, Inc., Chonimed LLC, Bioscrip Pharmacy Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc, New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc, Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc.- Region I, South Mississippi Home Health, Inc, — Region II, South Mississippi Home Health, Inc. — Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., and Option Health, Ltd (severally and collectively sometimes hereinafter referred to and obligated as “Customer”), on the other hand.

Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing PVA.

1.           The Price of Goods in Paragraph 1(A) to Exhibit 1 is deleted in its entirety and substituted therefor shall be the following new Paragraph 1(A) to Exhibit 1:

A, Customer will pay the following Price of Goods based upon the definition of “Cost” below, subject to the following adjustments for Customer’s Total Combined Monthly Net Purchases and its average monthly purchases of PRxO Generic Purchases as a percentage of Customer’s total Rx Purchases (“PRxO Generics Compliance”) under this Agreement, for Products other than Products and Services designated as ABDC Special Price Products.  ABDC will add to the billed amount any applicable sales, use, business and occupation, gross receipts or other taxes that ABDC is required to collect and pay.  Customer will promptly return to ABDC non-disposable equipment and material (e.g., totes, padding, pallets, packs/coolers/insulation, monitors/loggers, etc.) or pay replacement cost of items not made available for pickup at the later to occur of (i) the next scheduled delivery; or (ii) five business days thereafter.  Tiers will be adjusted once per quarter, with any change effective on the 15th day of the quarter and based on Net Purchases for the prior calendar quarter.

Semi-Monthly Pay (EFT) – [*****]
Monthly Net Purchases	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

2.
Paragraph 4A to Exhibit 1 is deleted in its entirety and substituted therefor shall be the following new Paragraph 4A to Exhibit 1, which will go into effect immediately upon execution of this Fourth Amendment:

Payment.  Customer agrees to [*****] payment terms for Product purchases.  Payments for invoices dated between the [*****] and the [*****] of a month are due on or before the [*****] of the same month (last business day of [*****]) and invoices dated from the [*****] to the end of a month are due and due on or before the [*****] of the following month.

[*****].  The following [*****] is added to the Agreement as Paragraph 3E to Exhibit 1 [*****]

Except as provided herein, all provisions, terms and conditions of the Existing PVA shall remain in full force and effect.  The parties have had a duly authorized officer execute this Fourth Amendment to the Existing PVA as of the date first listed above.

BIOSCRIP INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP INFUSION SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
CHRONIMED, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BRADHURST SPECIALTY PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP PHARMACY (NY), INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP PBM SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	NATURAL LIVING, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP INFUSION SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	BIOSCRIP NURSING SERVICES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP INFUSION MANAGEMENT, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	SPECIALTY PHARMA, INC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

CRITICAL HOMECARE SOLUTIONS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	DEACONESS ENTERPRISES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
NEW ENGLAND HOME THERAPIES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION SOLUTIONS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
PROFESSIONAL HOME CARE SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	WILCOX MEDICAL, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
DEACONESS HOMECARE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	REGIONAL AMBULATORY DIAGNOSTICS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SOUTH MISSISSIPPI HOME HEALTH, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	ELK VALLEY PROFESSIONAL AFFILIATES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
INFUSION PARTNERS, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	KNOXVILLE HOME THERAPIES, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

SOUTH MISSISSIPPI HOME HEALTH, INC. - REGION I By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION II By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION III By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	APPLIED HEALTH CARE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
EAST GOSHEN PHARMACY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION PARTNERS OF BRUNSWICK, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
SCOTT WILSON, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	INFUSION PARTNERS OF MELBOURNE, LLC By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
ELK VALLEY HOME HEALTH CARE AGENCY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	GERICARE, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
CEDAR CREEK HOME HEALTH CARE AGENCY, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	ELK VALLEY HEALTH SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel

NATIONAL HEALTH INFUSION, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	OPTION HEALTH, LTD. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
BIOSCRIP PHARMACY SERVICES, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel	CHS HOLDINGS, INC. By: /s/Barry A. Posner___________ Name: Barry A. Posner Title: Executive Vice President and General Counsel
AMERISOURCEBERGEN DRUG CORPORATION By: /s/ James F. Riley III ___________ Name: James F. Riley III Title: VP, Strategic Accounts